UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2019

Jensyn Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 West Main Street, Suite 204, Freehold, New Jersey 07728
(Address of principal executive offices, including Zip Code)

(888) 536-7965

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On February 26, 2019, Jensyn Acquisition Corp. (the “Company” or “Jensyn”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Peck Electric Co. (“Peck Electric”) and its stockholders (the “Stockholders”).

Peck Electric is the largest commercial solar EPC (engineering-procurement- contracting) company in the Northeast and ranked 60th in the United States by Solar Power World. Peck Electric provides EPC services to solar energy customers for projects ranging in size from several kilowatts for residential loads to multi-megawatt systems for large commercial and public work projects. Peck Electric has installed over 100 megawatts of solar systems since inception and is focused on profitable growth opportunities.

The material terms of the Exchange Agreement are summarized below.

Exchange of Shares

Upon the closing (the “Closing”) of the transactions contemplated by the Exchange Agreement, the stockholders of Peck Electric will exchange their shares of capital stock in Peck Electric for 3,234,501 shares of the Company’s common stock (the “Share Exchange”), representing approximately 59% of Jensyn’s outstanding shares after giving effect to the business combination. As a result of the Share Exchange, Peck Electric will become a wholly owned subsidiary of the Company.

Earnout

In the event that Peck Electric’s Adjusted EBITDA (as defined in the Exchange Agreement) for the twelve month period commencing on the first day of the first full calendar quarter following the Closing (the “Earnout Period”) is $5,000,000 or more (the “Adjusted EBITDA Target”) or the closing price of the Company’s common stock is $12.00 or more per share at any time during the Earnout Period (the “Stock Price Target”), then the Company shall issue 898,473 shares of the Company’s common stock to the Stockholders and issue to certain of the initial stockholders of the Company a number of shares of the Company’s common stock equal to the number of shares of the Company’s common stock forfeited by such stockholders to the extent that such shares are used to satisfy Company obligations or to induce investors to make an equity investment in the Company at or prior to the Closing as described below under “Forfeiture of Sponsor Shares.”

Forfeiture of Sponsor Shares

By separate agreement, certain of the initial stockholders of the Company (the “Sponsors”) have agreed to forfeit (i) up to 200,000 shares of the Company’s common stock at the Closing to the extent that such shares are used to satisfy Company obligations or to induce investors to make an equity investment in the Company at or prior to the Closing and (ii) 200,000 shares of the Company’s common stock if neither the Adjusted EBITDA Target or the Stock Price Target is achieved during the Earnout Period.

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Satisfaction of Company Expenses

The Company has agreed that immediately prior to the Closing, taking into account any funds remaining in the trust account (the “Trust Account”) established in connection with the Company’s initial public offering after giving effect to conversions as described below under “Stockholder Conversion Rights,” the Company shall satisfy its outstanding liabilities from cash on hand or by reissuing shares forfeited by the Sponsors as described above under “Forfeiture of Sponsor Shares”; provided, however, that in no event shall the Company satisfy such obligations in cash to the extent that payments of such obligations in cash would exceed $2,500,000.

Stockholder Conversion Rights

At the time that the Company seeks approval of the Share Exchange from its stockholders, the Company will offer its public shareholders the opportunity to convert their shares for cash upon the closing of the Share Exchange in an amount equal to their pro rata share of the funds held in the Trust Account that holds the proceeds of Jensyn’s initial public offering as provided by its amended and restated certificate of incorporation. As of February 27, 2019, the Trust Account held funds of approximately $6,068,239. In connection with the stockholder vote to extend the date by which the Company must complete its initial business combination to July 2, 2019, Jensyn Capital, LLC, a company controlled by the Company’s initial stockholders, agreed to deposit $.05 per share per month during the period beginning on January 4, 2019 and ending on the earlier of July 2, 2019 or the date that the Company completes its initial business combination for each public share that was not converted into cash in connection with the special meeting of stockholders held on January 3, 2019. If a business combination is not completed by July 2, 2019, this contribution will increase the funds available in the Trust Account for the conversion of shares to approximately $11.30 per share.

Conditions to Closing

The closing of the Share Exchange is subject to a number of conditions, including the approval of the Share Exchange by the Company’s Board of Directors, the Company’s reasonable satisfaction with the results of its due diligence investigation of Peck Electric, the approval of the Company’s stockholders, the receipt by the Company of an opinion from an investment banking firm that the transaction is fair, from a financial point of view, to the Company’s stockholders and the approval by the Company’s stockholders of an extension of the date by which the Company must complete its initial business combination to July 2, 2019. In addition, the Company and Peck Electric must have combined net tangible assets of at least $5,000,001 after the Closing.

Post-Closing Management

The senior management of Peck Electric will replace Jensyn’s existing management team following the closing of the Share Exchange. In addition, it is anticipated that at the time that Jensyn seeks approval of the Share Exchange by its stockholders, Jensyn’s stockholders will be asked to elect a new Board of Directors. The nominees will be three individuals designated by Peck Electric and two individuals designated by the Company.

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Representations and Warranties

Under the Exchange Agreement, each of the Company, on the one hand, and Peck Electric and the Stockholders, on the other hand, made customary representations and warranties for transactions of this nature.

Indemnification

Under the Exchange Agreement, the Stockholders have agreed to indemnify the Company and its officers, directors and affiliates and representatives against losses and liabilities resulting from any breach of the representations and warranties of Peck Electric or the Stockholders contained in the Exchange Agreement or any breach of the covenants of Peck Electric and the Stockholders contained in the Exchange Agreement.

The Company has agreed to indemnify the Stockholders and their affiliates and representatives against losses and liabilities resulting from any breach of the representations or warranties of the Company set forth in the Exchange Agreement or any breach of the covenants of the Company contained in the Exchange Agreement.

Termination

The Exchange Agreement may be terminated under certain limited circumstances at any time prior to the consummation of the business combination (whether before or after the required stockholder vote of the Company has been obtained). If the Exchange Agreement is terminated pursuant to the provisions of the Exchange Agreement, all further obligations of the parties thereunder will terminate without any liability of any party thereto, other than any obligation or liability arising from any prior willful and material breach by such party and as described under the caption “Termination Payment” below.

Termination Payment

Peck Electric is required to pay the Company a $300,000 termination fee in the event that the Exchange Agreement is terminated (i) by the Company by reason of the breach by Peck Electric or the Stockholders of their representations and warranties set forth in the Purchase Agreement or (ii) by the Company or Peck Electric as a result of the Closing not having occurred by July 2, 2019 solely by reason of a delay caused solely by Peck Electric.

The Company is required to pay Peck Electric a $300,000 termination fee in the event that Peck Electric terminates the Exchange Agreement by reason of the breach by the Company of its representations and warranties set forth in the Exchange Agreement or if the Exchange Agreement is terminated by the Company or Peck Electric as a result of the Closing not having occurred by July 2, 2019 as a result of a delay solely caused by the Company. The Company is also required to pay Peck Electric a $300,000 termination fee if the Exchange Agreement is terminated by the Company as a result of the Closing not having occurred by July 2, 2019 for a reason other than a delay caused solely by Peck Electric, and the Company initiates an alternate business combination within six months of such termination.

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A copy of the Exchange Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference thereto. The Exchange Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating each of such agreement. The representations, warranties and covenants in the Exchange Agreement will also be modified in important part by the underlying disclosure schedules which will not be filed publicly and which will be subject to a contractual standard of materiality that may be different from that generally applicable to stockholders that will be used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules will contain information that is material to an investment decision.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Jensyn, Peck Electric and the combined company after completion of the proposed Share Exchange, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Exchange Agreement relating to the proposed Share Exchange; (2) the outcome of any legal proceedings that may be instituted against Jensyn, Peck Electric or others following announcement of the Exchange Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Exchange Agreement due to the failure to obtain approval of the stockholders of Jensyn or other conditions to closing in the Exchange Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Exchange Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Share Exchange, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed Share Exchange; (8) changes in applicable laws or regulations; (9) the possibility that Peck Electric may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Share Exchange, including those under “Risk Factors” therein, and other filings with the United States Securities and Exchange Commission (“SEC”) by Jensyn. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Jensyn and Peck Electric undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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Additional Information about the Share Exchange and Where to Find It

In connection with the proposed Share Exchange, Jensyn intends to file with the SEC a preliminary proxy statement. When completed, Jensyn will mail a definitive proxy statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the special meeting of stockholders to be held to approve the proposed business combination and related transactions. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Share Exchange. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Share Exchange. Jensyn stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with Jensyn’s solicitation of proxies for the special meeting to be held to approve the proposed Share Exchange, as these materials will contain important information about Peck Electric, Jensyn and the proposed Share Exchange. The definitive proxy statement will be mailed to stockholders of Jensyn as of a record date to be established for voting on the business combination agreement and related transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request to: Jensyn Acquisition Corp., 800 West Main Street, Suite 204, Freehold, New Jersey 07728, attention: Jeffrey J. Raymond, 1-888-536-7965.

Participants in Solicitation

Jensyn and its directors and executive officers and Peck Electric and its stockholders, directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jensyn in connection with the proposed Share Exchange. Information regarding the special interests of these stockhlders, directors, and executive officers in the Share Exchange will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Jensyn is also included in the Annual Report on Form 10-K for the year ended December 31, 2017, which is available free of charge at the SEC web site (www.sec.gov) and at the address described above and will also be contained in the definitive proxy statement for the proposed business combination) when available.

Item 3.02	UNREGISTERED SHARES OF EQUITY SECURITIES.

The shares of Jensyn common stock that may be issued to the Stockholders in exchange for their shares of Peck Electric and to the Sponsors as described in Item 1.01 above will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 2.2	Share Exchange Agreement dated as of February 26, 2019 among Jensyn Acquisition Corp., Peck Electric Co. and the stockholders of Peck Electric Co.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2019

Jensyn Acquisition Corp.

By:	/s/ Jeffrey J. Raymond
Name:	Jeffrey J. Raymond
Title:	President and Chief Executive Officer

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